SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 3, 2009
(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)

(515) 247-5111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
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Item 7.01 Regulation FD Disclosure

The following information is being furnished under Item 7.01 "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On December 3, 2009, Principal Financial Group, Inc. announced its outlook for 2010 operating earnings and net income. The text of the announcement is included herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Press Release Concerning 2010 Outlook Dated December 3, 2009

Exhibit 99.2 Additional slides concerning 2010 guidance presented at Principal Financial Group,
Inc.'s Investor Conference on December 3, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By: /s/ Tom Graf
Name: Tom Graf
Title: Senior Vice President – Investor Relations
Date: December 3, 2009

EXHIBIT INDEX

EXHIBIT
NUMBER EXHIBIT

99.1	Press Release Concerning 2010 Outlook Dated December 3, 2009

99.2	Additional slides concerning 2010 guidance presented at Principal Financial Group,
Inc.’s Investor Conference on December 3, 2009

EXHIBIT 99.1

RELEASE:	On receipt
MEDIA CONTACT:	Jeff Rader, 515-247-7883, rader.jeff@principal.com
INVESTOR RELATIONS CONTACT:	Tom Graf, 515-235-9500, graf.tom@principal.com

PRINCIPAL FINANCIAL GROUP, INC. ANNOUNCES OUTLOOK FOR 2010

Des Moines, IA (December 3, 2009) – Principal Financial Group, Inc. (NYSE:PFG) today announced its outlook for 2010: operating earnings per diluted share (EPS) ranging from $2.45 to $2.75; and net income available to common stockholders per diluted share ranging from $1.75 to $2.05.[1,2,3,4]

Guidance for 2010 incorporates certain assumptions, including: a 13 to 15 percent increase in average assets under management in 2010 compared to 2009 based on an average S&P 500 Index of 1,150 in
2010; operating losses for the Corporate segment of $90 million to $110 million; and no share repurchase activity. Company guidance contemplates additional scaling back of the Investment Only business during 2010, from its present level of approximately 25 percent of general account liabilities to approximately 20 percent by year-end 2010. Guidance also contemplates a change in operating earnings for Principal International due to a pending change in the company’s economic interest in its
BrasilPrev joint venture.[5] Guidance does not contemplate any other activity, other than where a definitive agreement has been signed by the company and publicly announced.

The company also announced that it remains committed to its long-term goals: average annual improvement in return on equity (ROE)[6] of roughly 50 basis points; and 11 to 13 percent average annual growth in EPS, reflecting the company’s outlook for continued strength in the U.S. and international asset management and accumulation businesses.[7]

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[1] Guidance speaks only as of the date it is made. The company does not undertake to update annual guidance during the year, but may do so if significant changes occur in general business conditions or company operations.
2 EPS, which is not measured in accordance with U.S. generally accepted accounting principles (U.S. GAAP), should not be viewed as a substitute for net income available to common stockholders (net income) per diluted share determined in accordance with U.S.
GAAP. EPS is calculated by dividing operating earnings by weighted average shares outstanding. Operating earnings are determined by adjusting net income for the effect of net realized capital gains and losses, as adjusted, and other after-tax adjustments. After-tax adjustments have occurred in the past and could recur in future reporting periods. While these items may be significant components in understanding and assessing the company's consolidated financial performance, management believes the presentation of operating earnings per diluted share enhances the understanding of results of operations by highlighting earnings attributable to the normal, ongoing operations of the company's businesses.
[3] The range of $1.75 to $2.05 reflects the company's estimate for 2010 mortgage and credit losses only. There are a number of items the company does not predict that could significantly affect net income per diluted share, including, but not limited to: mark-to-
market on derivatives; changes to laws, regulations, or accounting standards; and gains or losses from discontinued operations.
[4] The company’s estimate of mortgage and credit losses for 2010 ranges from 65 cents to 75 cents per diluted share. The company’s outlook for net income per diluted share is based on the mid-point of that range.
5 As announced on October 27, 2009, the company has signed a Memorandum of Understanding with Banco do Brasil. Following completion of all necessary approvals and transactions, the pension and long-term asset accumulation joint venture in Brazil would be extended for 23 years and The Principal’s economic interest in the joint venture would change to 25 percent, from 46 percent.
[6] Operating return on average equity excluding accumulated other comprehensive income, calculated over the trailing twelve month period.
[7] Long-term EPS and ROE targets assume domestic equity market performance improvement of roughly two percent per quarter.

Principal Financial Group, Inc. Announces Outlook for 2010—page 2

Forward looking and cautionary statements
This press release contains forward-looking statements, including, without limitation, statements as to operating earnings, net income available to common stockholders, net cash flows, realized and unrealized losses, capital and liquidity positions, sales and earnings trends, and management's beliefs, expectations, goals and opinions. The company does not undertake to update or revise these statements, which are based on a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Future events and their effects on the company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-looking statements. The risks, uncertainties and factors that could cause or contribute to such material differences are discussed in the company's annual report on Form 10-K for the year ended December 31, 2008, and in company’s quarterly report on Form 10-Q for the quarter ended September 30, 2009, filed by the company with the Securities and Exchange Commission, as updated or supplemented from time to time in subsequent filings.
These risks and uncertainties include, without limitation: adverse capital and credit market conditions that may significantly affect the company’s ability to meet liquidity needs, access to capital and cost of capital; a continuation of difficult conditions in the global capital markets and the general economy that may materially adversely affect the company’s business and results of operations; the actions of the U.S. government, Federal Reserve and other governmental and regulatory bodies for purposes of stabilizing the financial markets might not achieve the intended effect; the risk from acquiring new businesses, which could result in the impairment of goodwill and/or intangible assets recognized at the time of acquisition; impairment of other financial institutions that could adversely affect the company; investment risks which may diminish the value of the company’s invested assets and the investment returns credited to customers, which could reduce sales, revenues, assets under management and net income;
requirements to post collateral or make payments related to declines in market value of specified assets may adversely affect company liquidity and expose the company to counterparty credit risk; changes in laws, regulations or accounting standards that may reduce company profitability; fluctuations in foreign currency exchange rates that could reduce company profitability; Principal Financial Group, Inc.’s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and regulatory restrictions on the ability of subsidiaries to pay such dividends; competitive factors; volatility of financial markets; decrease in ratings; interest rate changes; inability to attract and retain sales representatives; international business risks; a pandemic, terrorist attack or other catastrophic event; and default of the company’s re-insurers.

About the Principal Financial Group
The Principal Financial Group® (The Principal ® )[8] is a leader in offering businesses, individuals and institutional clients a wide range of financial products and services, including retirement and investment services, life and health insurance, and banking through its diverse family of financial services companies.
A member of the Fortune 500, the Principal Financial Group has $280.4 billion in assets under management[9] and serves some 18.6 million customers worldwide from offices in Asia, Australia, Europe,
Latin America and the United States. Principal Financial Group, Inc. is traded on the New York Stock
Exchange under the ticker symbol PFG. For more information, visit www.principal.com.

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[8] "The Principal Financial Group" and “The Principal” are registered service marks of Principal Financial Services, Inc., a member of the
Principal Financial Group.
9 As of September 30, 2009